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                                                                   Exhibit 10.27

                            Exhibit Number 10.27**

                              TELECORP PCS, INC.

                            1999 STOCK OPTION PLAN*


         *Amended October 18, 1999 by the Company's Board of Directors.

        1.  Purpose.  The TELECORP PCS, INC. 1999 Stock Option Plan (the "Plan")
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is intended to provide incentives which will attract and retain highly competent persons as employees, officers and/or directors of TELECORP PCS, INC. or its affiliated companies (the "Company"), by providing them opportunities to acquire shares of Class A Common Stock of the Company ("Common Shares") pursuant to
Stock Options described herein.

        2.  Administration.  The Plan will be administered by the Board of
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Directors of the Company (the "Board"). The Board is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action or inaction in connection with the Plan and any Stock Options granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Board shall be binding and conclusive on all participants and their legal representatives. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to effectuate the purposes of the Plan. No member of the Board, and no officer or employee of the Company, shall be liable for any act or failure to act hereunder, by any other member of the Board or any officer or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for any act or failure to act by the member of the Board or any officer or employee.

        3.  Participants.  The Board, in its sole discretion may designate
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employees, officers and directors of the Company and its affiliates from time to time to receive Stock Options under the Plan. Designation of a participant in any year shall not require the Board to designate such person to receive a Stock Option in any other year or, once designated, to receive the same type or amount of Stock Options as granted to the participant or any other participant in any year. The Board shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Stock Options.

        4.  Shares Reserved under the Plan.  Subject to adjustment under
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Section 6 below, there is hereby reserved for issuance under the Plan an aggregate of 587,159 Common Shares. Such shares may be authorized but unissued shares or may be shares issued and thereafter acquired by the Company. Any shares subject to Stock Options may thereafter be subject to new options under this Plan if there is a lapse, expiration or termination of any such options, or if shares are issued under such options and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

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 *Amended October 18, 1999 by the Company's Board of Directors.
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        5.  Stock Options.  Stock Options will consist of awards from the
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Company, in the form of agreements, which will enable the holder to purchase a specific number of Common Shares, at set terms and at a fixed purchase price. Stock Options may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Board will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Board may impose from time to time, subject to the following limitations:

                (a)  Exercise Price.  Subject to Paragraph (e) below, each Stock
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Option granted hereunder shall have such per-share exercise price as the Board may determine at the date of grant.

                (b)  Payment of Exercise Price.  Options granted under the Plan
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may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by delivery to the Company of Common Shares already owned by the participant having a Fair Market Value equal in amount to the exercise price of the options being exercised or by any combination of such methods of payment.
The Fair Market Value of any Common Shares which may be delivered upon exercise of an option shall be determined by the Board.

                (c)  Exercise Period.  Stock Options granted under the Plan
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shall be exercisable at such times and subject to such terms and conditions as shall be determined by the Board. In addition, Stock Options shall not be exercisable more than ten years after the date they are granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Board shall in its discretion set forth in such option at the date of grant.

                (d)  Exercise of Options.  Each option granted under the Plan
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shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of paragraph (c) above. To the extent that an option to purchase Common Shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period or such earlier time as the Board shall, in its sole discretion, set forth in such option at the date of grant.

                (e)  Limitations on Incentive Stock Options.  Incentive Stock
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Options may be granted only to participants who are employees of the Company at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the

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Internal Revenue Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Shares on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

                (f)  Redesignation as Nonqualified Stock Options.  Options
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designated as "incentive stock options" that fail to continue to meet the requirements of Section 422 of the Internal Revenue Code shall be redesignated as nonqualified options for Federal income tax purposes automatically without further action by the Board on the date of such failure to continue to meet the requirements of Section 422 of the Internal Revenue Code.

                (g)  Limitation of Rights in Shares.  The recipient of a Stock
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Option shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the shares subject thereto except to the extent that the Stock Option shall have been exercised and, in addition, a certificate shall have been issued and delivered to the participant.

        6.  Adjustment Provisions.
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                (a)  If the Company shall at any time change the number of issued Common Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Common Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Common Shares, the total number of shares available for Stock Options under this Plan shall be appropriately adjusted, and the number of shares covered by each outstanding Stock Option and the option exercise price of each outstanding Stock Option shall be adjusted so that the net value of such Stock Option shall not be changed.

                (b) In the case of any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation which results in the outstanding Common Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), subject to the provisions of this Plan and any limitation applicable to the Stock Option, including without limitation, the termination of any unexercised options upon the sale of the Company's assets, any participant to whom a Stock Option has been granted shall have the right thereafter and during the term of the Stock Option, to receive upon exercise thereof the Acquisition Consideration (as defined below). The term "Acquisition Consideration" shall mean the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one Common Share upon consummation of an Acquisition.

                (c) Notwithstanding any other provision of this Plan, the Board may authorize the issuance, continuation or assumption of Stock Options or provide for other equitable adjustments after changes in the Common Shares resulting from any merger,

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consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence upon such terms and conditions as it may deem equitable and appropriate.

        7.  Nontransferability.  Each Stock Option granted under the Plan to a
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participant shall not be transferable by him otherwise than by law or by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him (or his legal representative in the case of incapacitation). In the event of the death of a participant while the participant is rendering services to the Company, each Stock Option theretofore granted to him shall be exercisable during such period after his death as the Board shall in its discretion set forth in such option or right at the date of grant (but not beyond the stated duration of the option or right) and then only:

                (i) By the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option shall pass by will or the laws of descent and distribution; an d

                (ii) To the extent that the deceased participant was entitled to do so at the date of his death.

        8.  Other Provisions.  Stock Options under the Plan may also be subject
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to such other provisions (whether or not applicable to any other Stock Options under the Plan) as the Board, in its sole discretion, determines appropriate, including without limitation, provisions determining the effect that a termination of employment shall have on the participant's Stock Options, provisions for the installment purchase of Common Shares under Stock Options, provisions to assist the participant in financing the acquisition of Common Shares, provisions for the forfeiture of, or restrictions on resale or other disposition of Common Shares acquired under any form of Stock Option, provisions for the acceleration of exercisability or vesting of Stock Options in the event of a change of control of the Company, provisions for the payment of the value of Stock Options to participants in the event of a change of control of the Company, provisions for the forfeiture of, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan. Notwithstanding the foregoing, such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

        9.  Fair Market Value.  For purposes of this Plan and any Incentive
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Stock Options awarded hereunder, Fair Market Value of Common Shares shall be the amount determined in good faith by the Board from time to time as the fair market value of the Common Shares of the Company.

        10. Withholding.  All payments or distributions or deliveries made
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pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company is required to issue Common Shares pursuant

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to the exercise of Stock Options, it may require the participant to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Shares. The Board may, in its discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of a Stock Option, by electing to have the Company withhold Common Shares having a Fair Market Value equal to the amount required to be withheld.

        11.  Tenure.  A participant's right, if any, to continue to serve the
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Company as an officer, employee, director or otherwise, shall not be enlarged or otherwise affected by his designation as a participant under the Plan, nor shall this Plan in any way interfere with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the participant from the rate in existence at the time of the grant of a Stock Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time.

        12.  Other Employee Benefits.  The amount of any compensation that may
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be deemed to be received by an participant as a result of the grant of a Stock
Option, the vesting of a Stock Option, the exercise of a Stock Option or the sale of Common Shares received upon such exercise will not constitute compensation with respect to which any other participant benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, unless separate provision to the contrary is contained in such other plan.

        13.  Duration, Amendment and Termination.  No Stock Option shall be
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granted after December 31, 2008; provided, however, that the terms and conditions applicable to any Stock Option granted prior to such date shall continue to have force and effect in accordance with the participant's stock option agreement, and such agreement may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Stock Options may be granted to such participant in substitution and exchange for, and in cancellation of, any Stock Options previously granted such participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this Section 13 shall reduce the amount of any existing Stock Option or change the terms and conditions thereof without the participant's consent.

        14.  Governing Law.  This Plan and actions taken in connection herewith
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shall be governed and construed in accordance with the laws of the Commonwealth of Virginia (regardless of the law that might otherwise govern under applicable Virginia principles of conflict of laws).

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        15. Approval.  The Plan was adopted by the Board of the Company on
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June 23, 1999 and amended by the Board on October 18, 1999.



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